EXECUTION VERSION

SECOND AMENDMENT
SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of September 23, 2013 among Syniverse Holdings, Inc. (the “Borrower”), certain affiliates of the Borrower signatory hereto, the Lenders party hereto and Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Second Amendment).
W I T N E S S E T H :
WHEREAS, the Borrower, Buccaneer Holdings, Inc. (“Holdings”), the Lenders from time to time party thereto, the Administrative Agent and Barclays Bank PLC, as Swing Lien Lender and L/C Issuer, are parties to a Credit Agreement, dated as of April 23, 2012, as amended by the Incremental Commitment Amendment, dated as of June 28, 2013 (the “Credit Agreement”);
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting no less than the Required Lenders (determined immediately prior to giving effect to the Second Amendment) and all of the Lenders directly and adversely affected by this Second Amendment agree to the amendment of the Credit Agreement as set forth herein;
WHEREAS, certain of the Borrower’s subsidiaries are party to a Subsidiary Guaranty, dated as of April 23, 2012 (the “Subsidiary Guaranty”);
WHEREAS, the Borrower, the guarantors party thereto, the Required Lenders and the Administrative Agent agree to the amendment of the Subsidiary Guaranty as set forth herein;
WHEREAS, Holdings, the Borrower, certain of the Borrower’s subsidiaries and the Administrative Agent are party to a Security Agreement, dated as of April 23, 2012 (the “Security Agreement”);
WHEREAS, the Borrower, the grantors party thereto, the Required Lenders and the Administrative Agent agree to the amendment of the Security Agreement as set forth herein;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1 - CREDIT AGREEMENT AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section Four hereof:
(1)    The following defined terms shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“BBA LIBOR” means the LIBOR Rate as administered by the British Bankers Association or, in the event it shall no longer administer such rate, by any successor administrator of such rate.
“Extension Request Deadline” has the meaning specified in Section 2.19(b).
“Rollover Indebtedness” means Indebtedness of a Loan Party issued to any Lender in lieu of such Lender’s pro rata portion of any repayment of Term Loans made pursuant to Section 2.05(a) or (b); so long as (other than in connection with a refinancing in full of the Facilities) such Indebtedness (1) is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of (x) the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced, plus (y) fees, underwriting discounts, premiums and other costs and expenses Incurred in connection with such Rollover Indebtedness and (2) would not have a Weighted Average Life to Maturity earlier than the Weighted Average Life to Maturity of the Term Loans being repaid.
“Second Amendment” means the Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the affiliates of the Borrower signatory thereto, the Administrative Agent and the Lenders party thereto.
“Second Amendment Effective Date” means September 23, 2013.
(2)    The definition of Applicable Rate in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a)(i) of such definition in its entirety with the following text: “(a)(i)     with respect to the Initial Term Loans, 3.00% per annum for Eurodollar Rate Loans, and 2.00% per annum for Base Rate Loans and”.
(3)    The definition of Base Rate in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “2.25%” and replacing it with the text “2.00%”.
(4)    The definition of Eurodollar Base Rate in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “the British Bankers Association LIBOR Rate (“BBA LIBOR”)” and replacing it with the text “BBA LIBOR” and (ii) deleting the text “1.25%” and replacing it with the text “1.00%”.
(5)    The definition of FATCA in Subsection 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted by any Governmental Authority pursuant to any such intergovernmental agreement.”
(6)    The definition of Repricing Transaction in Subsection 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Repricing Transaction” means (I) in the case of the Tranche B Term Loans (a) the Incurrence by any Loan Party of any Indebtedness (including, without limitation, any new or additional term loans under this Agreement), (i) having an effective interest rate margin or weighted average yield (as reasonably determined by the Administrative Agent in consultation with the Borrower after giving effect to, among other factors, interest rate margins, upfront or similar fees, original issue discount or Eurodollar Rate or Base Rate floors shared with all lenders, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or any fluctuations in the Eurodollar Rate or the Base Rate) that is less than the Applicable Rate for, or weighted average yield (as reasonably determined by the Administrative Agent in consultation with the Borrower on the same basis as above) of, the Tranche B Term Loans, and (ii) the proceeds of which are used to repay, in whole or in part, principal of outstanding Tranche B Term Loans and (b) any amendment or other modification to this Agreement which would have the effect of reducing the Applicable Rate for the Tranche B Term Loans (other than, in each case, any such transaction or amendment or modification accomplished together with the substantially concurrent refinancing of all Facilities hereunder and other than any amendment to a financial maintenance covenant herein or in the component definitions thereof that may result in a reduction in the Applicable Rate for the Tranche B Term Loans); provided that, in each case, the primary purpose of such repayment, amendment or other modification is, as reasonably determined by the Borrower in good faith, to refinance the Tranche B Term Loans at a lower effective interest rate margin or weighted average yield and (II) in the case of the Initial Term Loans (a) the Incurrence by any Loan Party of any Indebtedness (including, without limitation, any new or additional term loans under this Agreement), (i) having an effective interest rate margin or weighted average yield (as reasonably determined by the Administrative Agent in consultation with the Borrower on the same basis as above) that is less than the Applicable Rate for, or weighted average yield (as reasonably determined by the Administrative Agent in consultation with the Borrower on the same basis as above) of, the Initial Term Loans, and (ii) the proceeds of which are used to repay, in whole or in part, principal of outstanding Initial Term Loans and (b) any amendment or other modification to this Agreement which would have the effect of reducing the Applicable Rate for the Initial Term Loans (other than, in each case, any such transaction or amendment or modification accomplished together with the substantially concurrent refinancing of all Facilities hereunder and other than any amendment to a financial maintenance covenant herein or in the component definitions thereof that may result in a reduction in the Applicable Rate for the Initial Term Loans); provided that, in each case, the primary purpose of such repayment, amendment or other modification is, as reasonably determined by the Borrower in good faith, to refinance the Initial Term Loans at a lower effective interest rate margin or weighted average yield.
(7)    Section 2.05(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“If the Borrower (I)(A) makes a voluntary prepayment of any Tranche B Term Loans pursuant to Section 2.05(a), (B) makes a prepayment of Tranche B Term Loans with the proceeds of any Permitted Refinancing Obligations pursuant to Section 2.05(b)(iii), or (C) replaces a Lender pursuant to Section 3.07(a) hereof for failing to consent to a Repricing Transaction, in each case within one (1) year after the First Incremental Amendment Closing Date in connection with any Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of the applicable Term Lenders, a prepayment premium in an amount equal to 1.0% of the principal amount prepaid (or, in the case of clause (I)(C) above, an amount equal to 1.0% of the principal amount of Tranche B Term Loans repaid in connection with such replacement) or (II) (A) makes a voluntary prepayment of any Initial Term Loans pursuant to Section 2.05(a), (B) makes a prepayment of Initial Term Loans with the proceeds of any Permitted Refinancing Obligations pursuant to Section 2.05(b)(iii), or (C) replaces a Lender pursuant to Section 3.07(a) hereof for failing to consent to a Repricing Transaction, in each case prior to the six-month anniversary of the Second Amendment Effective Date in connection with any Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of the applicable Term Lenders, a prepayment premium in an amount equal to 1.0% of the principal amount prepaid (or, in the case of clause (II)(C) above, an amount equal to 1.0% of the principal amount of Initial Term Loans repaid in connection with such replacement).”
(8)    Section 2.05 of the Credit Agreement is hereby amended by inserting the following new subsection (e) at the end of such Section:
“(e)    Notwithstanding any other provision of this Section 2.05, a Lender may, at its option, and if agreed by the Borrower, in connection with any prepayment of Term Loans pursuant to Section 2.05(a) or (b), exchange such Lender’s portion of the Term Loan to be prepaid for Rollover Indebtedness, in lieu of such Lender’s pro rata portion of such prepayment (and any such Term Loans so exchanged shall be deemed repaid for all purposes under the Loan Documents).”
(9)    Section 2.19(b) of the Credit Agreement is hereby amended by inserting the following language immediately following the text “ten (10) Business Days”: “(or such shorter period as the Administrative Agent may agree in its reasonable discretion)”.
(10)    Section 2.19(b) of the Credit Agreement is hereby further amended by inserting the following text at the end of such Section:
“The Borrower may amend, revoke or replace an Extension Request pursuant to procedures reasonably acceptable to the Administrative Agent at any time prior to the date (the “Extension Request Deadline”) on which Lenders under the applicable Existing Term Tranche or Existing Term Tranches are requested to respond to the Extension Request. Any Lender may revoke an Extension Election at any time prior to 5:00 p.m. on the date that is two (2) Business Days prior to the Extension Request Deadline, at which point (unless so revoked by such time) the Extension Election becomes irrevocable (unless otherwise agreed by the Borrower). The revocation of an Extension Election prior to the Extension Request Deadline shall not prejudice any Lender’s right to submit a new Extension Election prior to the Extension Request Deadline.”
(11)    Section 7.03(b)(xxxi) of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (b)(ii) and replacing it with a comma (“,”) and (ii) inserting the text “and (iv) Rollover Indebtedness” immediately prior to the period (“.”) at the end thereof.
(12)    Section 7.07(d)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“this Agreement or any other Loan Documents, indentures, instruments or agreement governing any Additional Permitted Obligations, indentures, instruments or agreement governing any Permitted Debt Exchange Notes, indentures, instruments or agreements governing any Permitted Refinancing Obligations, indentures, instruments or agreements governing any Rollover Indebtedness, and indentures, instruments or agreements governing any Refinancings Indebtedness of each of the foregoing;”
SECTION 2 -    SUBSIDIARY GUARANTY AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section Four hereof:
(1)    Section 1 of the Subsidiary Guaranty is hereby amended by inserting the following at the end of such Section:
“Notwithstanding anything to the contrary contained in this Guaranty or any provision of any other Loan Document, the Guaranteed Obligations shall not extend to or include any Excluded Swap Obligation (as defined below).
In this Guaranty, “Excluded Swap Obligation” means, with respect to any Guarantor, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).”
(2)    Section 1(a) of Exhibit A to the Subsidiary Guaranty is hereby amended by inserting the following at the end of such Section:
“Notwithstanding anything to the contrary contained in this Guaranty Supplement or any provision of any other Loan Document, the Guaranteed Obligations shall not extend to or include any Excluded Swap Obligation (as defined below).
In this Guaranty Supplement, “Excluded Swap Obligation” means, with respect to any Guarantor, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).”
SECTION 3 -    SECURITY AGREEMENT AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section Four hereof:
(1)    Section 2 of the Security Agreement is hereby amended by inserting the following sentence at the end of such Section:
“Notwithstanding anything to the contrary contained in this Security Agreement or any provision of any other Loan Document, the Secured Obligations shall not extend to or include any Excluded Swap Obligation (as defined below).
In this Security Agreement, “Excluded Swap Obligation” means, with respect to any Grantor, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Grantor of, or the grant by such Grantor of a security interest for such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).”
(2)    Section 2 of Exhibit A to the Security Agreement is hereby amended by inserting the following sentence at the end of such Section:
“Notwithstanding anything to the contrary contained in this Security Agreement Supplement or any provision of any other Loan Document, the Secured Obligations shall not extend to or include any Excluded Swap Obligation (as defined below).
In this Security Agreement Supplement, “Excluded Swap Obligation” means, with respect to any Grantor, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Grantor of, or the grant by such Grantor of a security interest for such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).”
SECTION 4 -    CONDITIONS TO EFFECTIVENESS. This Second Amendment and the amendments set forth in Sections One, Two and Three shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(1)    the Borrower and Lenders constituting the Required Lenders (determined immediately prior to giving effect to the Second Amendment) and all of the Lenders directly and adversely affected by this Second Amendment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022-4834, attention: Jeffrey Kohn (facsimile number: (212) 751-4864, email address: jeffrey.kohn@lw.com);
(2)     (x) the assignment fee and any other costs and expenses of each Non-Consenting Term Lender (with respect to the assignment of its respective Initial Term Loans) shall have been paid in full, (y) the Initial Term Loans of Non-Consenting Term Lenders shall have been assigned to an assignee Lender in accordance with Section 3.07 of the Credit Agreement and (z) all accrued and unpaid interest on all Initial Term Loans of each Non-Consenting Term Lender shall have been paid in full by the assignee Lender to such Non-Consenting Lender in accordance with Section 3.07 of the Credit Agreement;
(3)    the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of the Borrower approving and authorizing the execution, delivery and performance of this Second Amendment, and the performance of the Credit Agreement as amended by this Second Amendment, certified as of the Second Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment and (B) a good standing certificate (or the equivalent thereof) for the Borrower from its jurisdiction of formation;
(4)    at the time of and after giving effect to this Second Amendment, no Default or Event of Default (each as defined in the Credit Agreement) shall have occurred and be continuing; and
(5)    the representations and warranties set forth in Section 5 of this Second Amendment shall be true and correct in all material respects on and as of the Second Amendment Effective Date.
SECTION 5 -    REPRESENTATIONS AND WARRANTIES; NO DEFAULT. In order to induce the Lenders to consent to this Second Amendment, each of the Borrower, Holdings and each other Guarantor represents and warrants, on the Second Amendment Effective Date, to each of the Lenders and the Agents that:
(1)    the execution, delivery and performance by such Loan Party of this Second Amendment is within such Loan Party’s corporate or other powers, has been duly authorized by all necessary corporate or other organizational action, and does not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or by which such Loan Party or the properties of such Loan Party are affected or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any material Law; in each case, except with respect to any violation, breach or contravention or payment (but not creation of Liens) referred to in clause (ii) or (iii) to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;
(2)    this Second Amendment and the Credit Agreement, as amended hereby, each constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general equitable principles;
(3)    all representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 5(3), the representations and warranties contained in Sections 5.05(a), (b), (c) and (e) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a), (b) and (c) of the Credit Agreement, respectively; and
(4)    no Default exists as of the Second Amendment Effective Date.
SECTION 6 -    EFFECTS ON LOAN DOCUMENTS.
Except as expressly set forth herein, this Second Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document and each and every such term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each of Holdings, the Borrower and each of the other Loan Parties (i) reaffirms its obligations under the Loan Documents to which it is a party, (ii) acknowledges and agrees that all of its obligations under the Security Agreement and the other Collateral Documents to which it is party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and the guarantees made pursuant to the Holdings Guaranty and the Subsidiary Guaranty to which it is a party and (iv) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Holdings Guaranty, the Subsidiary Guaranty, the Security Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Second Amendment. This Second Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and from and after the Second Amendment Effective Date, all references to the Credit Agreement, the Subsidiary Guaranty or the Security Agreement in any Loan Document and all references in the Credit Agreement, the Subsidiary Guaranty or the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement, the Subsidiary Guaranty and the Security Agreement, as applicable, as amended by this Second Amendment. The Borrower and each other Loan Party hereby consents to this Second Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement, the Subsidiary Guaranty and the Security Agreement, as applicable, as amended hereby.
SECTION 7 -    DEFINITIONS. The following term shall have the meanings herein specified. Such definition shall be equally applicable to the singular and plural forms of the term defined.
“Non-Consenting Term Lender”: shall mean each Term Lender that has not executed and delivered a counterpart of the Second Amendment and has been replaced pursuant to Section 3.07 of the Credit Agreement in connection with its failure to so consent.
SECTION 8 -    EXPENSES. The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent).
SECTION 9 -    COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 10 -    APPLICABLE LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.
SECTION 11 -    HEADINGS. The headings of this Second Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
SYNIVERSE HOLDINGS, INC.
By: /s/ David W. Hitchcock
    Name: David W. Hitchcock
    Title: Chief Financial and Administrative
     Officer
BARCLAYS BANK PLC,
as Administrative Agent
By: /s/ Ritam Bhalla
    Name: Ritam Bhalla
    Title: Director

Holdings hereby agrees to the amendments contemplated by Section Three hereof:
BUCCANEER HOLDINGS, INC.
By: /s/ David W. Hitchcock
    Name: David W. Hitchcock
    Title: Chief Financial and
     Administrative Officer

Each Subsidiary Guarantor hereby agrees to the amendments contemplated by Sections Two and Three hereof.
GUARANTORS:

SYNIVERSE TECHNOLOGIES, LLC
By: /s/ David W. Hitchcock
    Name: David W. Hitchcock
    Title: Chief Financial and Administrative
     Officer
SYNIVERSE ICX CORPORATION
By: /s/ David W. Hitchcock
    Name: David W. Hitchcock
    Title: Chief Financial and Chief
     Administrative Officer
THE RAPID ROAMING COMPANY
By: /s/ David W. Hitchcock
    Name: David W. Hitchcock
    Title: Chief Financial Officer
MULTINATIONAL AUTOMATED CLEARING HOUSE AMERICAS, INC.
By: /s/ David W. Hitchcock
    Name: David W. Hitchcock
    Title: Chief Financial and Chief
     Administrative Officer
CB HOLDINGS, INC.
By: /s/ David W. Hitchcock
    Name: David W. Hitchcock
    Title: Chief Financial and Chief
     Administrative Officer
CB HOLDINGS VENTURES, INC.
By: /s/ David W. Hitchcock
    Name: David W. Hitchcock
    Title: Chief Financial and Chief
     Administrative Officer
CIBERNET CORPORATION
By: /s/ David W. Hitchcock
    Name: David W. Hitchcock
    Title: Chief Financial and Chief
     Administrative Officer

____(type name of the legal entity)______,
as an Additional Lender

By:
Name:
Title:

If a second signature is necessary:
By:
Name:
Title:

Lender Signatures on file with Administrative Agent.